UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-05652
DREYFUS MUNICIPAL INCOME, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	9/30
Date of reporting period:	3/31/06

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus Municipal Income, Inc. Protecting Your Privacy Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.
  Information about your transactions with us, such as the purchase or sale of Fund shares.
  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC

PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statement of Changes in Net Assets
20	Financial Highlights
22	Notes to Financial Statements
29	Officers and Directors
FOR MORE INFORMATION

Back Cover

Dreyfus
Municipal Income, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Municipal Income, Inc., covering the six-month period from October 1, 2005, through March 31, 2006.

Although short-term interest rates continued to rise steadily over the past six months, municipal bonds prices declined only slightly, primarily due to robust investor demand for a more limited supply of newly issued securities. However, longer-maturity bonds generally held more of their value than short- and intermediate-term securities.As a result, yield differences between two-year and 30-year high-grade municipal bonds narrowed to slightly more than half a percentage point as of the end of the reporting period, which was steeper than the U.S.Treasury yield curve but still considerably narrower than historical norms.

Recent economic data have been mixed and inflation appeared to remain contained at the end of the first quarter, conditions that could continue to support longer-term bond prices. In addition, our chief economist, Richard Hoey, currently expects continued economic growth, with any slack in consumer spending likely to be taken up by corporate capital investment, exports and non-residential construction. However, if yield differences among tax-exempt bonds widen and move closer to historical averages, shorter maturities may begin to fare better than longer maturities.As always, we encourage you to talk with your financial advisor to discuss investment options and portfolio allocations that may be suitable for you in this environment.

For more information about how the fund performed, as well as information on market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation
April 17, 2006
2

DISCUSSION OF FUND PERFORMANCE

Joseph P. Darcy, Senior Portfolio Manager

How did Dreyfus Municipal Income, Inc. perform during the reporting period?

For the six-month period ended March 31,2006,the fund achieved a total return of 1.75% .1 During the same period,the fund provided income dividends of $0.27 per share, which is equal to a distribution rate of 6.06% .2

Despite rising interest rates throughout the reporting period, longer-term municipal bond prices continued to hold up relatively well due to persistently low inflation and robust investor demand.Although the fund fared well in this environment due to strong income from its seasoned, core holdings, the fund reduced its dividend declared in January due to lower levels of investment income from newly purchased securities and higher borrowing costs associated with rising short-term interest rates on the fund’s auction preferred stock.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital from a portfolio that, under normal market conditions, invests at least 80% of the value of its net assets in municipal obligations. Under normal market conditions, the fund invests in municipal obligations which, at the time of purchase, are rated investment-grade or the unrated equivalent as determined by Dreyfus in the case of bonds, and rated in the two highest rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having, or deemed to have, maturities of less than one year.

We have constructed a portfolio by looking for income opportunities through analysis of each bond’s structure, including paying close attention to a bond’s yield, maturity and early redemption features.

Over time, many of the fund’s relatively higher yielding bonds mature or are redeemed by their issuers, and we generally attempt to replace

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

those bonds with investments consistent with the fund’s investment policies, albeit with yields that reflect the then-current interest-rate environment.When we believe that an opportunity presents itself, we seek to upgrade the portfolio’s investments with bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we usually will look to sell bonds that are close to redemption or maturity.

What other factors influenced the fund’s performance?

The reporting period generally continued to be characterized by rising short-term interest rates and surprisingly stable longer-term rates. The Federal Reserve Board (the “Fed”) implemented four more increases in the overnight federal funds rate, driving it to 4.75% by the reporting period’s end. Short-term municipal bond yields rose along with the Fed’s interest-rate target.While longer-term bond yields also climbed somewhat, they rose less than short-term yields, contributing to a further narrowing of yield differences (known as “spreads”) between the short and long ends of the market’s maturity range. However, market volatility increased during the reporting period when the retirement of Fed Chairman Alan Greenspan and the appointment of his successor, Ben Bernanke, added a degree of uncertainty to the outlook for interest rates.

In addition, the fund’s results were influenced by supply-and-demand factors within the municipal bond market.The steadily growing U.S. economy benefited the fiscal conditions of most states and municipalities, helping to reduce unemployment and boost corporate and personal incomes. Consequently, many states enjoyed higher tax revenues, reducing their borrowing needs. However, investor demand generally remained robust, putting downward pressure on bond yields and supporting their prices.

In this environment, the fund continued to receive strong income contributions from its core holding of seasoned bonds, which were purchased with significantly higher yields than are available today. Some of those holdings were redeemed early, or “called,” by their

4

issuers during the reporting period. Because we were unable to find securities with comparable yields and prices in today’s marketplace, the fund generated incrementally less income, contributing to an adjustment in the fund’s dividend distribution rate in January.

When making new purchases, we generally maintained our strategy of emphasizing bonds with maturities toward the longer end of the maturity range.We focused mainly on premium-priced bonds that are subject to redemption prior to maturity. In our view, bonds with these characteristics are likely to retain their value should interest rates continue to rise.

What is the fund’s current strategy?

Although some analysts recently have forecast the impending end of the Fed’s credit tightening campaign, recent strong economic data suggest to us that some additional rate-hikes may be expected over the months ahead. Therefore, we generally have maintained the fund’s investment posture, emphasizing longer-term securities bearing premium dollar price structures over shorter-term ones. In addition, we have adopted a relatively defensive “average duration” in order to manage effectively the fund’s overall sensitivity to changing interest rates. However, we are watching the economy and municipal bond market carefully, and we are prepared to adjust our strategies when we see more definite evidence that short-term interest rates have peaked.

April 17, 2006
[1]	Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Market price per share, net asset value per share and investment return fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period.

The Fund 5

STATEMENT OF INVESTMENTS March 31, 2006 (Unaudited)
Long-Term Municipal	Coupon	Maturity	Principal
Investments—146.5%	Rate (%)	Date	Amount ($)	Value ($)

Alabama—8.8%
Jefferson County,
Limited Obligation School
Warrants	5.50	1/1/21	4,000,000	4,302,320
Jefferson County,
Sewer Revenue, Capital
Improvement (Insured; FGIC)	5.75	2/1/09	7,500,000 [a]	7,991,325
The Board of Trustees of the
University of Alabama, HR
(University of Alabama at
Birmingham) (Insured; MBIA)	5.88	9/1/31	4,620,000	5,011,406
Alaska—3.6%
Alaska Housing Finance Corp.,
General Mortgage Revenue
(Insured; MBIA)	6.05	6/1/39	6,845,000	7,061,234
Arkansas—1.5%
Independence County,
PCR (Entergy Arkansas Inc.
Project)	5.00	1/1/21	3,000,000	3,037,560
California—13.0%
ABAG Financial Authority for
Nonprofit Corps., Insured
Revenue, COP (Odd Fellows Home
of California)	6.00	8/15/24	5,000,000	5,169,750
California Department of Veteran
Affairs, Home Purchase Revenue	5.20	12/1/28	5,000,000	5,002,450
California Health Facilities
Financing Authority, Revenue
(Sutter Health)	6.25	8/15/35	2,500,000	2,767,275
California Statewide Communities
Development Authority, COP
(Catholic Healthcare West)	6.50	7/1/10	3,545,000 [a]	3,965,862
California Statewide Communities
Development Authority, COP
(Catholic Healthcare West)	6.50	7/1/20	1,455,000	1,598,187
Golden State Tobacco
Securitization Corp., Enhanced
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/45	3,500,000	3,560,270

6

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
Golden State Tobacco
Securitization Corp., Tobacco
Settlement Asset-Backed Bonds	7.80	6/1/42	3,000,000	3,583,230
Colorado—4.5%
Colorado Springs,
HR	6.38	12/15/10	2,835,000 [a]	3,167,149
Colorado Springs,
HR	6.38	12/15/30	2,890,000	3,129,841
Denver City and County,
Special Facilities Airport
Revenue (United Airlines
Project)	6.88	10/1/32	2,480,000 [b]	2,526,500
District of Columbia—2.0%
District of Columbia,
Revenue (Catholic University
America Project) (Insured;
AMBAC)	5.63	10/1/29	2,080,000	2,209,938
District of Columbia Housing
Finance Agency, SFMR
(Collateralized: FHA, FNMA,
GNMA and GIC; Trinity Funding)	7.45	12/1/30	1,650,000	1,689,187
Florida—1.4%
Orange County Health Facilities
Authority, HR (Orlando
Regional Healthcare System)	6.00	10/1/26	1,500,000	1,584,705
South Lake County Hospital
District, Revenue (South Lake
Hospital Inc.)	5.80	10/1/34	1,095,000	1,136,117
Georgia—.5%
Milledgeville-Baldwin County
Development Authority,
Revenue (Georgia College and
State University Foundation
Property III, LLC Student
Housing System Project)	5.25	9/1/19	1,000,000	1,031,950
Illinois—10.5%
Chicago
(Insured; FGIC)	6.13	7/1/10	3,685,000 [a]	4,066,250

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Illinois (continued)
Chicago
(Insured; FGIC)	6.13	7/1/10	315,000 [a]	347,590
Illinois Development Finance
Authority, Revenue (Community
Rehabilitation Providers
Facilities Acquisition Program)	8.75	3/1/10	65,000	65,614
Illinois Health Facilities
Authority, Revenue (Advocate
Health Care Network)	6.13	11/15/10	5,800,000 [a]	6,381,914
Illinois Health Facilities
Authority, Revenue (OSF
Healthcare System)	6.25	11/15/09	7,000,000 [a]	7,654,640
Illinois Health Facilities
Authority, Revenue (Swedish
American Hospital)	6.88	5/15/10	2,000,000 [a]	2,227,340
Indiana—1.4%
Franklin Township School Building
Corp., First Mortgage	6.13	7/15/10	2,500,000 [a]	2,776,725
Kansas—1.3%
Unified Government of Wyandotte
County/Kansas City, Tax-Exempt
Sales Tax Special Tax
Obligation Revenue
(Redevelopment Project Area B)	5.00	12/1/20	2,500,000	2,566,375
Maryland—5.0%
Maryland Economic Development
Corp., Student Housing Revenue
(University of Maryland,
College Park Project)	5.63	6/1/13	2,000,000 [a]	2,201,300
Maryland Health and Higher
Educational Facilities
Authority, Revenue (The John
Hopkins University Issue)	6.00	7/1/09	7,000,000 [a]	7,569,450
Massachusetts—7.8%
Massachusetts Bay Transportation
Authority, Assessment	5.00	7/1/14	5,000,000 [a]	5,353,550
Massachusetts Development Finance
Agency, SWDR (Dominion Energy
Brayton Point Issue)	5.00	2/1/36	2,000,000	2,021,600

8

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Health and
Educational Facilities
Authority, Healthcare System
Revenue (Covenant Health)	6.00	7/1/31	2,500,000	2,653,125
Massachusetts Industrial Finance
Agency, Water Treatment
Revenue
(Massachusetts-American
Hingham Project)	6.95	12/1/35	5,235,000	5,349,437
Michigan—3.6%
Hancock Hospital Finance
Authority, Mortgage Revenue
(Portgage Health) (Insured;
MBIA)	5.45	8/1/47	2,200,000	2,270,862
Michigan Strategic Fund,
SWDR (Genesee Power Station
Project)	7.50	1/1/21	4,785,000	4,724,661
Minnesota—1.4%
Minnesota Agricultural and
Economic Development Board,
Health Care System Revenue
(Fairview Health Care Systems)	6.38	11/15/10	2,420,000 [a]	2,702,632
Minnesota Agricultural and
Economic Development Board,
Health Care System Revenue
(Fairview Health Services)	6.38	11/15/29	80,000	86,166
Mississippi—3.1%
Mississippi Business Finance
Corp., PCR (System Energy
Resource Inc. Project)	5.88	4/1/22	6,000,000	6,060,000
Missouri—4.1%
Missouri Development Finance
Board, Infrastructure
Facilities Revenue (Branson
Landing Project)	5.00	6/1/35	2,500,000	2,516,275
Missouri Health and Educational
Facilities Authority, Health
Facilities Revenue (BJC Health
System)	5.25	5/15/32	2,500,000	2,605,150

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Missouri (continued)
Missouri Health and Educational
Facilities Authority, Health
Facilities Revenue (Saint
Anthony’s Medical Center)	6.25	12/1/10	2,500,000 [a]	2,781,050
Missouri Housing Development
Commission, SFMR
(Homeownership Loan Program)
(Collateralized: FNMA and GNMA)	6.30	9/1/25	195,000	196,652
Nevada—2.2%
Clark County,
IDR (Southwest Gas Corp.)
(Insured; AMBAC)	6.10	12/1/38	4,000,000	4,364,960
New Jersey—.8%
New Jersey Economic Development
Authority, Cigarette Tax
Revenue	5.50	6/15/31	1,610,000	1,656,416
New Mexico—2.5%
Farmington,
PCR (Public Service Co. San
Juan)	6.30	12/1/16	3,000,000	3,101,310
New Mexico Mortgage Finance
Authority, Single Family
Mortgage Program
(Collateralized: FHLMC and
GNMA)	6.85	9/1/31	1,790,000	1,827,751
New York—2.3%
Long Island Power Authority,
Electric System Revenue	5.00	9/1/27	1,500,000	1,541,550
New York State Dormitory
Authority, Catholic Health
Services of Long Island
Obligated Group Revenue (Saint
Francis Hospital Project)	5.00	7/1/27	2,930,000	2,946,496
North Carolina—6.0%
Gaston County Industrial
Facilities and Pollution
Control Financing Authority,
Exempt Facilities Revenue
(National Gypsum Co. Project)	5.75	8/1/35	1,500,000	1,573,425

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

North Carolina (continued)
North Carolina Capital Facilities
Finance Agency, Revenue
(Duke University Project)	5.25	7/1/42	5,000,000	5,225,950
North Carolina Eastern Municipal
Power Agency, Power System
Revenue	5.13	1/1/26	3,000,000	3,092,910
North Carolina Housing
Finance Agency
(Home Ownership)	6.25	1/1/29	1,860,000	1,926,793
Ohio—4.8%
Cuyahoga County,
Hospital Improvement Revenue
(The Metrohealth System
Project)	6.13	2/15/09	5,000,000 [a]	5,373,700
Ohio Housing Finance Agency,
Residential Mortgage Revenue
(Collateralized; GNMA)	5.75	9/1/30	180,000	181,136
Rickenbacker Port Authority,
Capital Funding Revenue
(OASBO Expanded Asset Pooled)	5.38	1/1/32	3,590,000	3,845,895
Oklahoma—1.4%
Oklahoma Development Finance
Authority, Revenue (Saint John
Health System)	6.00	2/15/29	2,500,000	2,658,325
Pennsylvania—7.7%
Delaware County Industrial
Development Authority, Water
Facilities Revenue (Aqua
Pennsylvania, Inc. Project)
(Insured; FGIC)	5.00	11/1/38	3,375,000	3,458,801
Pennsylvania Economic
Development Financing
Authority, RRR
(Northampton Generating
Project)	6.60	1/1/19	3,500,000	3,518,375
Sayre Health Care Facilities
Authority, Revenue
(Guthrie Health)	5.88	12/1/31	7,750,000	8,249,487

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

South Carolina—9.4%
Lancaster Educational Assistance
Program, Inc., Installment
Purchase Revenue (The School
District of Lancaster County,
South Carolina, Project)	5.00	12/1/26	5,000,000	5,042,350
Medical University of South
Carolina, Hospital Facilities
Revenue	6.00	7/1/09	2,500,000 [a]	2,695,375
Piedmont Municipal Power Agency,
Electric Revenue	5.25	1/1/21	3,500,000	3,533,355
Tobacco Settlement Revenue
Management Authority, Tobacco
Settlement Asset-Backed Bonds	6.38	5/15/28	2,900,000	3,109,380
Tobacco Settlement Revenue
Management Authority, Tobacco
Settlement Asset-Backed Bonds	6.38	5/15/30	3,750,000	4,182,450
Texas—13.6%
Cities of Dallas and Fort Worth,
Dallas/Fort Worth
International Airport, Joint
Revenue Improvement (Insured;
FSA)	5.00	11/1/35	2,500,000	2,514,125
Gregg County Health Facilities
Development Corp., HR (Good
Shephard Medical Center
Project) (Insured; Radian)	6.38	10/1/25	2,500,000	2,747,525
Harris County Health Facilities
Development Corp., HR
(Memorial Hermann Healthcare)	6.38	6/1/11	3,565,000 [a]	4,010,732
Industrial Development Corp. of
Port of Corpus Christi,
Revenue (Valero Refining and
Marketing Co. Project)	5.40	4/1/18	2,350,000	2,449,899
Port of Corpus Christi Authority
of Nueces County, Revenue
(Union Pacific Corp. Project)	5.65	12/1/22	4,500,000	4,734,090
Sabine River Authority,
PCR (TXU Energy Co. LLC
Project)	6.15	8/1/22	2,500,000	2,732,125

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas (continued)
Texas
(Veterans Housing Assistance
Program)	6.10	6/1/31	7,000,000	7,372,470
Utah—1.6%
Carbon County,
SWDR (Sunnyside Cogeneration)	7.10	8/15/23	2,765,000	2,949,370
Utah Housing Finance Agency,
Single Family Mortgage
(Collateralized; FHA)	6.00	1/1/31	290,000	291,183
Vermont—1.2%
Vermont Educational and Health
Buildings Financing Agency,
Revenue (Saint Michael’s
College Project)	6.00	10/1/28	1,500,000	1,669,320
Vermont Housing Finance Agency,
Single Family Housing
(Insured; FSA)	6.40	11/1/30	645,000	646,548
Washington—2.7%
Washington Higher Educational
Facilities Authority, Revenue
(Whitman College)	5.88	10/1/09	5,000,000 [a]	5,359,900
West Virginia—3.9%
Braxton County,
SWDR
(Weyerhaeuser Co. Project)	5.80	6/1/27	7,450,000	7,643,253
Wisconsin—5.1%
Badger Tobacco Asset
Securitization Corp., Tobacco
Settlement Asset-Backed Bonds	7.00	6/1/28	2,500,000	2,799,550
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care, Inc,)	5.60	2/15/29	4,975,000	5,096,689
Wisconsin Health and Educational
Facilities Authority, Revenue
(Marshfield Clinic)	5.38	2/15/34	2,000,000	2,074,160
Wyoming—.8%
Sweetwater County,
SWDR (FMC Corp. Project)	5.60	12/1/35	1,500,000	1,558,890

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Related—7.0%
Puerto Rico Highway and
Transportation Authority,
Transportation Revenue
(Insured; MBIA)	6.67	7/1/38	4,000,000 [c,d]	4,234,480
Puerto Rico Highway and
Transportation Authority,
Transportation Revenue
(Insured; MBIA)	6.67	7/1/38	5,000,000 [c,d]	5,293,100
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	6.52	7/1/15	4,000,000 [c,d]	4,267,840
Total Long-Term Municipal Investments
(cost $270,948,766)				288,256,053

Short-Term Municipal Investment—2.0%

Louisiana;
New Orleans,
Sewerage Service, BAN
(cost $3,954,000)	2.97	7/26/06	4,000,000	3,952,760

Total Investments (cost $274,902,766)			148.5%	292,208,813
Cash And Receivables (Net)			2.3%	4,602,988
Preferred Stock, at redemption value			(50.8%)	(100,000,000)
Net Assets Applicable to
Common Shareholders			100.0%	196,811,801

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Non-income producing security; interest payment in default.
[c] Inverse floater security—the interest rate is subject to periodic change periodically.
[d] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities amounted to $13,795,420 or 7.0% of net assets applicable to common shareholders.
[e] At March 31, 2006, the fund had $51,850,880 or 26.3% of net assets applicable to common shareholders invested in securities whose payment of principal and interest is dependent upon revenues generated from health care projects.

14

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors
Assurance Insurance
Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	RAC	Revenue Anticipation
Certificates
RAN	Revenue Anticipation Notes	RAW	Revenue Anticipation Warrants
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA	State of New York Mortgage
Agency
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue
Anticipation Notes
XLCA	XL Capital Assurance

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s	or	Standard & Poor’s	Value (%)†

AAA	Aaa		AAA	21.6
AA	Aa		AA	18.0
A	A		A	28.7
BBB	Baa		BBB	25.1
B	B		B	1.2
F1	MIG1/P1		SP1/A1	1.4
Not Rated [f]	Not Rated [f]		Not Rated [f]	4.0
				100.0
†	Based on total investments.
[f]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to
	be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

16

STATEMENT OF ASSETS AND LIABILITIES March 31, 2006 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	274,902,766	292,208,813
Cash		4,941
Interest receivable		4,891,508
Prepaid expenses		3,924
		297,109,186

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		186,930
Dividends payable to Preferred Shareholders		16,640
Commissions payable		7,413
Accrued expenses		86,402
		297,385

Auction Preferred Stock, Series A and B,
par value $.001 per share (4000 shares
issued and outstanding at $25,000 per share
liquidation preference)—Note 1		100,000,000

Net Assets applicable to Common Shareholders ($)		196,811,801

Composition of Net Assets ($):
Common Stock, par value, $.001 per share
(20,589,320 shares issued and outstanding)		20,589
Paid-in capital		185,575,995
Accumulated distributions in excess of investment income—net		(68,419)
Accumulated net realized gain (loss) on investments		(6,022,411)
Accumulated net unrealized appreciation
(depreciation) on investments		17,306,047

Net Assets applicable to Common Shareholders ($)		196,811,801

Shares Outstanding
(110 million shares authorized)		20,589,320
Net Asset Value, per share of Common Stock ($)		9.56

See notes to financial statements.

The Fund 17

STATEMENT OF OPERATIONS Six Months Ended March 31, 2006 (Unaudited)
Investment Income ($):
Interest Income	8,038,264
Expenses:
Management fee—Note 3(a)	1,038,944
Commission fees—Note 1	132,880
Prospectus and shareholders’ reports	32,447
Professional fees	31,197
Custodian fees—Note 3(b)	26,428
Shareholder servicing costs—Note 3(b)	23,024
Registration fees	8,333
Directors’ fees and expenses—Note 3(c)	4,548
Interest expense—Note 2	776
Miscellaneous	19,015
Total Expenses	1,317,592
Investment Income—Net	6,720,672

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	273,347
Net unrealized appreciation (depreciation) on investments	(2,611,513)
Net Realized and Unrealized Gain (Loss) on Investments	(2,338,166)
Dividends on Preferred Stock	(1,399,503)
Net Increase in Net Assets Resulting from Operations	2,983,003

See notes to financial statements.
18

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2006	Year Ended
	(Unaudited)	September 30, 2005

Operations ($):
Investment income—net	6,720,672	13,930,895
Net realized gain (loss) on investments	273,347	238,665
Net unrealized appreciation
(depreciation) on investments	(2,611,513)	4,113,220
Dividends on Preferred Stock	(1,399,503)	(1,996,049)
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,983,003	16,286,731

Dividends to Common Shareholders from ($):
Investment income—net	(5,559,116)	(12,677,010)

Capital Stock Transactions ($):
Dividends reinvested	—	383,217
Total Increase (Decrease) in Net Assets	(2,576,113)	3,992,938

Net Assets ($):
Beginning of Period	199,387,914	195,394,976
End of Period	196,811,801	199,387,914
Undistributed (distribution in excess of)
investment income—net	(68,419)	169,528

Capital Share Transactions (Shares):
Increase in Shares Outstanding as a
Result of Dividends Reinvested	—	40,170

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements, and with respect to common stock, market price data for the fund’s common shares.

Six Months Ended
March 31, 2006			Year Ended September 30,

	(Unaudited)	2005	2004	2003	2002[a]	2001

Per Share Data ($):
Net asset value,
beginning of period	9.68	9.51	9.51	9.78	9.66	8.82
Investment Operations:
Investment income—net	.33[b]	.68[b]	.69[b]	.72[b]	.76[b]	.74
Net realized and unrealized
gain (loss) on investments	(.18)	.21	.09	(.24)	.00c	.79
Dividends on Preferred Stock
from Investment income—net	(.07)	(.10)	(.06)	(.07)	(.08)	(.16)
Total from
Investment Operations	.08	.79	.72	.41	.68	1.37
Distributions to
Common Shareholders:
Dividends from investment
income—net	(.27)	(.62)	(.72)	(.68)	(.56)	(.53)
Capital Stock transactions, net
of effect of Preferred
Stock Offering	—	—	—	—	—	.00[c]
Net asset value, end of period	9.56	9.68	9.51	9.51	9.78	9.66
Market value, end of period	8.91	9.35	10.25	9.69	9.60	8.71

Total Return (%) [d]	(1.82)[e,f]	(2.58)	14.08	8.48	17.28	17.55

20

	Six Months Ended
	March 31, 2006		Year Ended September 30,

	(Unaudited)	2005	2004	2003	2002[a]	2001

Ratios/Supplemental Data (%):
Ratio of total expenses to
average net assets
applicable to
Common Stock [e]	1.34[f]	1.32	1.31	1.33	1.33	1.39
Ratio of net investment
income to average net
assets applicable
to Common Stock [e]	6.82[f]	7.03	7.29	7.60	7.93	7.97
Ratio of total expenses
to total average
net assets	.89[f]	.88	.87	.88	.87	.91
Ratio of net investment
income to total
average net assets	4.53[f]	4.67	4.81	5.02	5.23	5.21
Portfolio Turnover Rate	4.30[g]	12.62	6.72	9.88	5.32	15.27
Asset coverage of
Preferred Stock
end of period	297	299	295	294	299	297

Net Assets, net of Preferred
stock, end of period
($ x 1,000)	196,812	199,388	195,395	194,390	199,361	196,952
Preferred Stock outstanding,
end of period ($ x 1,000)	100,000	100,000	100,000	100,000	100,000	100,000

[a]	As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended September 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments by less than $.01 and increase the ratio of net investment income to average net assets by less than .01%. Per share data and ratios/supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d]	Calculated based on market value.
[e]	Does not reflect the effect of dividends to Preferred Stockholders.
[f]	Annualized.
[g]	Not annualized.
See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Income, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of cap-ital.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). The fund’s Common Stock trades on the American Stock Exchange under the ticker symbol DMF.

The fund has outstanding 2,000 shares of Series A and 2,000 shares of Series B Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation).APS dividend rates are determined pursuant to periodic auctions. Deutsche Bank Trust Company America, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker-dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors.The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Whitney I. Gerard and George L. Perry to represent holders of APS on the fund’s Board of Directors.

22

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in municipal debt securities are valued on the last business day of each week and month by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day on the last business day of each week and month.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders of Common Stock (“Common Shareholder(s)”): Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date’s respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date’s net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net asset value per share on the record date, Mellon will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.

On March 29, 2006, the Board of Directors declared a cash dividend of $.041 per share from investment income-net, payable on April 27, 2006 to Common Shareholders of record as of the close of business on April 12, 2006.

24

(d) Dividends to shareholders of APS: For APS,dividends are currently reset every 7 days for Series A and Series B.The dividend rates in effect at March 31, 2006 were as follows: Series A 3.00% and Series B 3.15% .

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has unused capital loss carryover of $6,374,256 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2005. If not applied, $909,749 of the carryover expires in fiscal 2008, $619,742 expires in fiscal 2009, $1,413,550 expires in fiscal 2010, $360,799 expires in fiscal 2011 and $3,070,416 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2005 was as follows: tax exempt income $14,673,059. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily borrowings outstanding under the line of credit during the period ended March 31, 2006, was approximately $18,900 with a related weighted average annualized interest rate of 4.11%

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .70% of the value of the fund’s average daily net assets, inclusive of the outstanding auction preferred stock, and is payable monthly.The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage fees and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear, the amount of such excess to the extent required by state law. During the period ended March 31, 2006, there was no expense reimbursement pursuant to the Agreement.

(b) The fund compensates Mellon Bank, N.A. (“Mellon”), an affiliate of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2006, the fund was charged $9,040 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2006, the fund was charged $26,428 pursuant to the custody agreement.

During the period ended March 31, 2006, the fund was charged $1,910 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $176,908, chief compliance officer fees $1,910, custodian fees $3,173 and transfer agency per account fees $4,939.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

26

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2006, amounted to $12,411,578 and $16,018,340, respectively.

At March 31, 2006, accumulated net unrealized appreciation on investments was $17,306,047, consisting of $17,640,693 gross unrealized appreciation and $334,646 gross unrealized depreciation.

At March 31, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 27

NOTES

OFFICERS AND DIRECTORS
Dreyfus Municipal Income, Inc.

200 Park Avenue
New York, NY 10166

Directors	Portfolio Managers
Joseph S. DiMartino, Chairman	Joseph P. Darcy
Clifford L. Alexander, Jr.	A. Paul Disdier
Lucy Wilson Benson	Douglas J. Gaylor
David W. Burke	Joseph A. Irace
Whitney I. Gerard*	Colleen A. Meehan
Arthur A. Hartman	W. Michael Petty
George L. Perry*	Scott Sprauer
* Auction Preferred Stock Directors	Bill Vasiliou
James Welch
Officers	Monica S.Wieboldt
President
Stephen E. Canter	Investment Adviser
Executive Vice Presidents	The Dreyfus Corporation

Stephen R. Byers	Custodian
Joseph P. Darcy
Vice President	Mellon Bank, N.A.
Mark N. Jacobs	Counsel
Vice President and Secretary
Michael A. Rosenberg	Stroock & Stroock & Lavan LLP
Vice President and Assistant Secretaries	Transfer Agent,
James Bitetto	Dividend Disbursing Agent
Joni Lacks Charatan	and Registrar
Joseph M. Chioffi
Janette E. Farragher	Mellon Bank N.A. (Common Stock)
John B. Hammalian	Deutsche Bank Trust Company America
Robert R. Mullery	(Auction Preferred Stock)
Jeff Prusnofsky
Auction Agent
Treasurer
James Windels	Deutsche Bank Trust Company America
Assistant Treasurers	(Auction Preferred Stock)

Erik D. Naviloff	Stock Exchange Listing
Gavin C. Reilly
Robert Robol	AMEX Symbol: DMF

Robert Svagna	Initial SEC Effective Date
Chief Compliance Officer
Joseph W. Connolly	10/21/88

The Net Asset Value appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday;Wall Street Journal, Mutual Funds section under the heading “Closed-End Funds” every Monday; New York Times, Business section under the heading “Closed-End Bond Funds—National Municipal Bond Funds” every Sunday.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940,as amended,that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund 29

For More	Information

Dreyfus	Transfer Agent &
Municipal Income, Inc.	Dividend Disbursing Agent
200 Park Avenue	and Registrar
New York, NY 10166	(Common Stock)

Manager	Mellon Bank, N.A.
85 Challenger Road
The Dreyfus Corporation
Ridgefield Park, NJ 07660
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2005, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
None
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	May 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	May 26, 2006

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	May 26, 2006

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)